John Hancock Trust Supplement dated August 21, 2008 to the Prospectus dated April 28, 2008

Emerging Growth Trust

The following information replaces the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “MFC Global Investment Management (U.S.), LLC”:

Fund	Portfolio Manager
Emerging Growth Trust	Daniel H. Cole

·	Dan Cole joined fund team in 2008; Vice President and Portfolio Manager,
MFC Global Investment Management (U.S.), LLC (since 2008); Director and Senior Equity Portfolio Manager, Columbia Management Group (2001-
2008); Vice President and Portfolio Manager, Neuberger Berman
Management Company (1999-2001); Vice President and Portfolio Manager,
Centura Bank (1996-1999); began business career in 1993.